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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
deCODE genetics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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deCODE genetics, Inc.
Sturlugata 8
IS-101 Reykjavik, Iceland

September 13, 2004

To the stockholders of deCODE genetics, Inc.:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of deCODE genetics, Inc., a Delaware corporation, to be held at the offices of deCODE genetics, Inc., 2501 Davey Road, Woodridge, Illinois, on October 7, 2004 at 9:00 a.m. local time. We have enclosed a (i) Notice of Annual Meeting, (ii) Proxy Statement, and (iii) proxy card. We have also enclosed our 2003 Annual Report and a return envelope for your proxy.

        At the Annual Meeting you will be asked to elect two directors to the Board of Directors and to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Your vote is important. We urge you to complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote in person, even if you previously returned your proxy.

        We look forward to seeing you at the Annual Meeting.

Sincerely,
KARI STEFANSSON Chairman, Chief Executive Officer and President

deCODE genetics, Inc.
Sturlugata 8
IS-101 Reykjavik, Iceland

Notice Of Annual Meeting Of Stockholders
To Be Held on October 7, 2004

        The 2004 Annual Meeting of Stockholders of deCODE genetics, Inc. will be held at the offices of deCODE genetics, Inc., 2501 Davey Road, Woodridge, Illinois, on October 7, 2004 at 9:00 a.m. local time, for the following purposes:

          (1)   To elect two Class III directors to hold office for a term of three years and until their successors have been duly elected and qualify;

          (2)   To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2004; and

          (3)   To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on September 2, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

        Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal.

        All stockholders are asked to complete, sign and date the enclosed proxy card and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in Iceland or the United States.

By Order of the Board of Directors,
KARI STEFANSSON Chairman, Chief Executive Officer and President

September 13, 2004

deCODE genetics, Inc.
Sturlugata 8
IS-101 Reykjavik, Iceland

Proxy Statement For Annual Meeting

General Information

        This Proxy Statement is furnished by the Board of Directors of deCODE genetics, Inc., a Delaware corporation, in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of deCODE genetics, Inc., 2501 Davey Road, Woodridge, Illinois, on October 7, 2004 at 9:00 a.m. local time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, Notice of Annual Meeting and proxy card are being mailed to stockholders on or about September 13, 2004. Our principal executive offices are located at Sturlugata 8, IS-101 Reykjavik, Iceland.

Stockholders Entitled To Vote

        Only stockholders of record at the close of business on September 2, 2004 will be entitled to vote at the Annual Meeting and at all adjournments thereof.

        On September 2, 2004, there were outstanding and entitled to vote 54,526,466 shares of our common stock, $0.001 par value per share. Each outstanding share of our common stock is entitled to one vote on each matter to be voted upon.

        In order to carry on the business of the Annual Meeting, we must have a quorum. This means the holders of at least a majority of our common stock must be represented at the Annual Meeting, either by proxy or in person. Votes that are withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

        Directors are elected by a plurality vote. The other action proposed herein may be taken upon the affirmative vote of the majority of shares of common shock represented at the Annual Meeting either by proxy or in person, provided a quorum is present in person or by proxy. The vote required to approve any other matter that may be properly brought before the Annual Meeting will be determined in accordance with the Delaware General Corporation Law. Only votes cast "for" a matter will constitute affirmative votes. Votes withheld or abstentions, because they are not cast "for" a particular proposal, will have the same effect as negative votes or votes cast "against" such proposal. Proxies submitted by brokers that do not indicate a vote for some of the proposals because such brokers do not have discretionary voting authority on those proposals and have not received instructions from their customers on those proposals (i.e., broker non-votes) are not considered to be shares present for the purpose of calculating the vote on such proposals and will not affect the outcome of proposals which require the affirmative vote of a majority of shares represented at the Annual Meeting. Votes cast, either in person or by proxy, will be tabulated by The Bank of New York, our transfer agent.

How To Vote

        Our Board of Directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote from one or both of our director nominees. You may also vote for or against the other proposal, or abstain from voting. We will vote as you direct.

        If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Annual Meeting in the manner specified on the proxy card, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (a) "FOR" the election of the Class III director nominees; (b) "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2004; and (c) in connection with the transaction of such other business as may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the proxy. If the director nominee is unable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may determine to reduce the size of the Board of Directors.

        You may receive more than one proxy card depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each such proxy card should be signed and returned to assure that all of your shares are voted.

Changing Your Vote

        You may revoke your proxy at any time before it is voted by (i) giving notice of revocation in writing to the Secretary of deCODE, (ii) duly executing and delivering to the Secretary of deCODE a proxy card bearing a later date, or (iii) voting in person at the Annual Meeting. However, your mere presence at the Annual Meeting does not revoke the proxy.

Stockholder Proposals for the 2005 Annual Meeting of Stockholders

        Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Act"), requires that a stockholder intending to submit a proposal to be considered at a company's annual meeting notify the company of such proposal not less than 120 calendar days before the date of the proxy statement that the company released to stockholders the previous year, or, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, a reasonable time before the company begins to print and mail the proxy statement for the current year's annual meeting. Accordingly, stockholders deciding to submit proposals for inclusion in our proxy statement and form of proxy card relating to the 2005 Annual Meeting of Stockholders must advise the Secretary of deCODE of such proposals in writing by May 16, 2005.

        Similarly, pursuant to Rule 14a-4(c)(1) of the Act and deCODE's bylaws, notice of a matter to be brought before an annual meeting will be untimely if deCODE does not have notice of such matter at least 120 days before the date on which it first mailed its proxy materials for the prior year's annual meeting of stockholders, or, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, a reasonable time before deCODE begins to print and mail the proxy statement for the current year's annual meeting. Accordingly, any stockholder intending to propose a matter at the 2005 Annual Meeting of Stockholders, but not intending for deCODE to include the matter in its proxy statement or form of proxy relating to such Annual Meeting, must advise the Secretary of deCODE of such intention in writing by May 16, 2005. If deCODE does not receive such notice by that date, the notice will be considered untimely. Our proxy for the 2005 Annual Meeting of Stockholders will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any matter of which deCODE does not receive timely notice.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our certificate of incorporation requires that the Board of Directors be divided into three classes. The members of each class of directors are to serve for staggered three-year terms. Class I consists of Sir John Vane and Göran A. Ando, whose terms will expire at the Annual Meeting of Stockholders in 2005. Class II consists of Jean-Francois Formela, James Beery and J. Neal Armstrong, whose terms will expire at the Annual Meeting of Stockholders in 2006. Class III consists of Kari Stefansson and Terrance McGuire, whose terms will expire at the Annual Meeting. The directors hold office until the expiration of their respective terms and until their respective successors are elected and qualify, or until death, resignation or removal.

        At the Annual Meeting, two Class III directors are to be elected to hold office for a three year term, until their successors have been elected and qualify. The affirmative vote of the holders of a plurality of the shares of common stock voted in person or by proxy at the Annual Meeting is required for the election of a director. Unless otherwise directed, each proxy card executed and returned by a stockholder will be voted for the election of the nominees. If either of the nominees becomes unable or unwilling to serve, an event that we do not anticipate, (i) the shares represented by the proxies will be voted for a substitute nominee designated by the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why either of the nominees may not be able to serve as director if elected, and the nominees have consented to being named in this Proxy Statement.

Director Nominees

        The nominees for election to the Board of Directors are Kari Stefansson and Terrance G. McGuire. The age of each of our director nominees, as well as their respective positions (if any) and the period during which each such individual has served as a director of deCODE are set forth below. Additional biographical information concerning each of our director nominees follows the table.

Name	Age	Position(s)	Director Since
Kari Stefansson	55	Director, Chairman of the Board, Chief Executive Officer and President	1996
Terrance G. McGuire	47	Director and Vice-Chairman	1996

        Kari Stefansson, M.D., Dr. Med. has served as our President, Chief Executive Officer and a Director since he co-founded deCODE in August 1996. Dr. Stefansson was appointed to serve as the Chairman of our Board of Directors in December 1999. He also served as our Secretary from August 1996 to March 2001. From 1993 until April 1997, Dr. Stefansson was a professor of Neurology, Neuropathology and Neuroscience at Harvard University. In addition, from 1993 through December 1996 he was Director of Neuropathology at Beth Israel Hospital in Boston, Massachusetts. From 1983 to 1993, he held faculty positions in Neurology, Neuropathology and Neurosciences at the University of Chicago. Dr. Stefansson received his M.D. and Dr. Med. from the University of Iceland in 1976 and 1986, respectively.

        Terrance G. McGuire has served as a director since August 1996 and as Vice-Chairman of the Board of Directors since April 2000. He currently serves as Chairman of our Compensation and Nominating Committees and as a member of our Audit Committee. He served as our Assistant Secretary from January 1998 to October 2000. Since March 1996, he has been a Founding General Partner of Polaris Venture Partners. Since 1992, he has served as a general partner of Alta V Management Partners L.P., which is the general partner of Alta V Limited Partnership. He is a director of Acusphere, Inc. and several private healthcare and information technology companies. Mr. McGuire received his B.S. in Physics and Economics from Hobart College, his M.S. in Engineering from Dartmouth College and his M.B.A. from the Harvard Business School.

        The Board of Directors recommends that you cast your vote FOR the election of the above named nominees to serve as the Class III Directors.

Directors

        The name and age of each of our current directors whose terms will extend beyond the Annual Meeting, as well as their respective positions (if any) and the period during which each such individual has served as a director are set forth below. Additional biographical information concerning each of the directors follows the table.

Name	Age	Position(s)	Director Since
Göran A. Ando	54	Director	2004
J. Neal Armstrong	65	Director	2003
James Beery	63	Director	2004
Jean-Francois Formela	47	Director	1996
Sir John Vane	76	Director	1997

        Göran A. Ando, M.D. has served as a director since February 2004. Dr. Ando is Group Chief Executive of Celltech Group, which he joined in April 2003. Prior to joining Celltech, he served as Executive Vice President and President, Research and Development for Pharmacia Corporation from March 2000 until its acquisition by Pfizer Inc. in April 2003. While with Pharmacia & Upjohn, Inc., Dr. Ando served as Executive Vice President and President, Research & Development from November 1997 to March 2000, Executive Vice President, Science & Technology from 1995 to 1997, and Executive Vice President and Deputy CEO in 1995.

        J. Neal Armstrong has served as a director since October 2003. Mr. Armstrong has served as Vice President, Chief Financial Officer, Secretary and Treasurer of Aspect Medical Systems, Inc., a developer and manufacturer of an anesthesia monitoring system since 1996. From 1990 to 1996, Mr. Armstrong served as Vice President of Finance, Chief Financial Officer and as a director of Haemonetics, Inc., a manufacturer of blood processing systems. From 1985 to 1990, he was the Vice President of Finance and Administration, Treasurer and Chief Financial Officer at BTU International, a manufacturer of thermal processing systems. Prior to 1985, he served for 14 years in senior operating and financial positions at Texas Instruments, Inc., an electronics company.

        James Beery has served as a director since April 2004. Mr. Beery has served since March 2002 as Senior Of Counsel in the London office of Covington & Burling, an international law firm based in Washington, D.C. Prior to his retirement in June 2001, Mr. Beery served as Senior Vice President and General Counsel of GlaxoSmithKline PLC, a UK-based global pharmaceutical company. From 1993 until the formation of the merged company GlaxoSmithKline in December 2000, Mr. Beery served as Senior Vice President, General Counsel and Secretary of SmithKline Beecham PLC. Mr. Beery holds a BA from Harvard College and a JD from Stanford Law School. He is currently a director of Martek Biosciences Corporation, Orchid Biosciences, Inc., the Theodora Children's Trust and the London Centre for the International Education of Students, and is a member of the Advisory Board of the Stanford Law School Program in Law, Science and Technology

        Jean-Francois Formela, M.D. has served as a director since August 1996. Dr. Formela is a Senior Partner of Atlas Venture. Before joining Atlas Venture in 1993, Dr. Formela was Senior Director, Medical Marketing and Scientific Affairs at Schering-Plough in the U.S. where he also held biotechnology licensing and marketing responsibilities. Dr. Formela is a director of Exelixis, Inc., Nuvelo, Inc. and several private companies. Dr. Formela holds an M.D. from Paris University School of Medicine and an M.B.A. from Columbia Business School.

        Sir John Vane has served as a director since January 1997. In 1982, Sir John received the Nobel Prize in Physiology or Medicine for his work in prostaglandins and for discovering the mode of action of aspirin. As a consultant to Squibb, he initiated the program on inhibiting angiotensin-converting enzyme which led to the marketing of Captopril. During 12 years as Director of Research and Development at the Wellcome Foundation, he oversaw the development of Tracrium, Flolan, Zovirax and Lamictal. In 1986, he founded the William Harvey Research Institute and built the Institute to over 100 members, first as Chairman, then as Director General, and, since 1997, as Honorary President. Sir John graduated with a degree in Chemistry from Birmingham University, obtained a D.Phil and D.Sc in Pharmacology from Oxford University, and spent 20 years in academic research. Sir John acts as a consultant to, and board member of, several pharmaceutical and biopharmaceutical companies. Sir John also has served as a director of Vane Associates since 1997. He became a Fellow of the Royal Society in 1974, was knighted in 1984 and has received numerous other honorary fellowships and doctorates.

Director Compensation

        Except as set forth below, our directors do not receive cash compensation for services on our Board of Directors or any board committee. We do, however, reimburse all directors for their expenses incurred in connection with attendance at Board of Directors and committee meetings.

        We have entered into an agreement with Vane Associates (of which Sir John Vane is a partner) pursuant to which Vane Associates will receive (i) $12,000 for each year Sir John serves as a director, and (ii) $3,000 for each board meeting that Sir John attends and for each other day on which Sir John provides services to deCODE. In addition, we granted Sir John an option to purchase 60,000 shares of our common stock. The option vests in equal annual installments over three years commencing August 30, 2003 and has an exercise price of $2.15. We reimbursed Vane Associates for its legal expenses incurred to review, negotiate and amend its agreement with us.

        We have entered into an agreement with Mr. Armstrong pursuant to which he will receive (i) $12,000 for each year he serves as a director, and (ii) $3,000 for each board and board committee meeting that he attends and for each other day on which he provides services to deCODE. In addition, we granted Mr. Armstrong an option to purchase 60,000 shares of our common stock. The option vests in equal annual installments over three years commencing on October 3, 2004 and has an exercise price of $5.35.

        In November 2003 the board adopted a policy for compensating directors who are not also employees. Pursuant to this policy, (1) we pay each director an annual retainer of $12,000 (or a pro rated portion of such amount in case of a partial term) and $3,000 per day for each board or committee meeting that he or she attends whether personally or by telephone participation and for each other day on which he or she provides services to deCODE at deCODE's request and (2) we grant each director a non-qualified stock option under our 2002 Equity Incentive Plan to purchase 60,000 shares (or a pro rated portion of such amount in case of a partial term) of our common stock at a price equal to the closing price of the stock as reported on the Nasdaq National Market on the day prior to such director's election or appointment to the Board, with such option to vest in periodic installments over the course of the director's term.

        At the time of adoption of this policy, we granted a non-statutory stock option to purchase 60,000 shares of the our common stock to Jean-Francois Formela at an exercise price of $8.17. The option vests as to 20,000 shares on each of the first, second and third anniversaries of the date of our 2003 Annual Meeting of Stockholders (or, the date of our 2006 Annual Meeting of Stockholders, if earlier than such third anniversary), provided that Mr. Formela is then serving as a director. We also granted a non-statutory stock option to purchase 80,000 shares of our common stock to Terrance G. McGuire at an exercise price of $8.17. The option vests as to 20,000 shares on each of the first, second, third and fourth anniversaries of the date of our 2003 Annual Meeting of Stockholders (or the date of our 2007 Annual Meeting of Stockholders, if earlier than such fourth anniversary), provided that Mr. McGuire is then serving as a director. At the time of Dr. Ando's appointment to the Board, we granted him a non-qualified option to purchase 26,667 shares of our common stock at an exercise price of $12.33 per share, with such option to vest as to 6,667 shares at the Annual Meeting and as to 20,000 shares at our 2005 Annual Meeting of Stockholders, provided that Dr. Ando is then serving as a director. At the time of Mr. Beery's appointment to the Board, we granted him a non-qualified option to purchase 46,667 shares of our common stock at an exercise price of $10.00 per share, with such option to vest as to 6,667 shares at the Annual Meeting, as to 20,000 at our 2005 Annual Meeting of Stockholders and as to 20,000 shares at our 2006 Annual Meeting of Stockholders, provided that Mr. Beery is then serving as a director.

Committees and Meetings of the Board of Directors

        The Board of Directors has an Audit Committee, which oversees our accounting and financial reporting processes and the audits of the financial statements and is responsible for the appointment, compensation, retention and oversight of independent accountants, a Compensation Committee, which reviews and approves all matters concerning the compensation of our employees, officers and consultants in accordance with the policies of our Board of Directors and administers our 1996 Equity Incentive Plan, and a Nominating Committee, which reviews the qualifications of candidates and proposes nominees to serve as members of our Board of Directors and its committees. The Board of Directors has adopted written charters of each of the committees. In 2003, the Audit Committee was comprised of Mr. McGuire, Dr. Formela, Sir John (until October 2003) and Mr. Armstrong (commencing in October 2003), the Compensation Committee was comprised of Mr. McGuire and Dr. Formela, and the Nominating Committee was comprised of Dr. Stefansson and Mr. McGuire. Currently, the Audit Committee is comprised of Mr. Armstrong, Mr. McGuire and Mr. Beery, the Compensation Committee is comprised of Mr. McGuire and Dr. Ando, and the Nominating Committee is comprised of Mr. McGuire and Mr. Beery. In 2003 all of the members of the Audit Committee and the Compensation Committee and all members of the Nominating Committee (other than Dr. Stefansson) were "independent" as defined by the listing standards of the Nasdaq Stock Market and within the meaning of applicable regulations of the Securities and Exchange Commission. Currently, all members of all of our committees are independent within the meaning of such listing standards and regulations. A copy of the charter for the Audit Committee is attached as Appendix I. A copy of the charter for the Nominating Committee is available on our website at www.deCODE.com.

        During the year ended December 31, 2003, the Board of Directors held eight (8) meetings and acted by unanimous written consent on three (3) occasions, the Audit Committee held eight (8) meetings and acted by unanimous written consent on two (2) occasions, the Compensation Committee held two (2) meetings and acted by unanimous written consent on one (1) occasion, and the Nominating Committee held one (1) meeting. Each incumbent director, except Sir John Vane, attended at least 75% of the aggregate of (1) the total number of the meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board of Directors on which he served during the year ended December 31, 2003.

Director Nomination Process

        The Nominating Committee identifies and reviews the qualifications of candidates for Board membership and recommends to the Board nominees to serve as directors on our Board of Directors and members of the Board of Directors to be appointed to the Board committees. It is the Nominating Committee's policy to consider potential candidates for Board membership recommended by its members, management, stockholders and others. From time to time we have retained a third-party search firm to assist the Nominating Committee in identifying and evaluating potential director candidates. The Nominating Committee has not established any specific minimum qualifications that must be met for a recommendation for a position on the Board of Directors. Instead, the Nominating Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates for nomination to the Board of Directors, giving due consideration to diversity, experience, skill set, the ability to act on behalf of stockholders and such other criteria as it believes appropriate and in the best interests of deCODE and its stockholders. No special procedure has been established for the consideration of director candidates recommended by stockholders. Stockholders may submit recommendations for director candidates to Nominating Committee Chairman, deCODE genetics, Inc., Sturlugata 8, IS-101 Reykjavik, Iceland. All potential director candidates are evaluated based upon the same criteria, and the Nominating Committee makes no distinction in its evaluation of candidates based upon whether such candidates are recommended by stockholders or others. Once the evaluation is complete, the Nominating Committee recommends the nominees to the Board of Directors, which makes the final determination.

Stockholder Communication

        Stockholders and other parties interested in communicating directly with the Chairman or with a specific member of the Board of Directors may do so by writing to Chairman (or such director), deCODE genetics, Inc., Sturlugata 8, IS-101 Reykjavik, Iceland. All correspondence received by deCODE and addressed to the Chairman or a specific member of the Board of Directors is forwarded, promptly upon receipt and unopened, to the Chairman or such member of the Board of Directors.

Director Attendance at Annual Meeting

        All of the incumbent directors then in office other than Sir John attended deCODE's Annual Meeting of Stockholders in 2003. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders, the Board and committees of which he is a member.

Audit Committee Report

        The Audit Committee of the Board of Directors oversees the accounting and financial reporting processes and the audits of the financial statements of the Company and the services provided by our independent accountants. The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors (the "Charter").

Responsibilities

        The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by deCODE's independent accountants. Management is solely responsible for the financial statements and the financial reporting process, including the system of internal controls, and has represented to the Audit Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management's estimates and judgments. deCODE's independent accountants are responsible for auditing these financial statements and expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America.

Independence

        As part of its responsibilities, the Audit Committee reviews the fees paid to the independent accountants for non-audit services, if any, and considers the effect of such services and the related fees on the independent accountants' independence. As required by Independence Standards Board Standard No. 1, as currently in effect, deCODE's former independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), have disclosed to the Audit Committee any relationships between it (and its related entities) and deCODE (and its related entities), which, in its professional judgment, may reasonably be thought to affect its ability to be independent. In addition, PricewaterhouseCoopers has discussed its independence with the Audit Committee and confirmed in a letter to the Audit Committee that, in its professional judgment, it is independent of deCODE within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

Recommendation

        Acting pursuant to its Charter, the Audit Committee has reviewed deCODE's audited annual financial statements for the year ended December 31, 2003, and the related report by PricewaterhouseCoopers, and has discussed the audited financial statements and report with management and with the independent accountants. The Audit Committee has also discussed with management and the independent accountants the matters required to be discussed by Statement on Auditing Standards 61, as currently in effect. These matters include significant accounting policies, management judgments and accounting estimates, management's consultation with other accountants, and any difficulties encountered in performing the audit, significant audit adjustments or disagreements with management. Based on the review and discussions described above, the Audit Committee recommended to deCODE's Board of Directors that the audited financial statements be included in deCODE's annual report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Respectfully submitted, Audit Committee J. Neal Armstrong Jean-Francois Formela Terrance G. McGuire

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The name, age and position of each person who is currently serving as an executive officer (but not also as a director) is listed below, followed by summaries of their backgrounds and principal occupations. Executive officers are elected annually, and serve at the discretion of the Board of Directors.

Name	Age	Position(s)
Lance Thibault	38	Chief Financial Officer and Treasurer
Jeffrey Gulcher	44	Chief Scientific Officer
Mark Gurney	49	Senior Vice President, Drug Discovery
Hakon Hakonarson	43	Vice President, Clinical Sciences
Michael Young	52	Senior Vice President, Business Development

        Lance Thibault joined deCODE in February 2001 and was named Chief Financial Officer and Treasurer in June 2001. Before joining us, he was a Director with the Global Capital Markets practice of PricewaterhouseCoopers in London, England. Mr. Thibault received a B.S. in Accountancy from Bentley College in 1988 and is a CPA.

        Jeffrey Gulcher, M.D., Ph.D. has served as our Chief Scientific Officer since October 2003, prior to that he had served as Vice President, Research and Development since he co-founded the company in August 1996. Dr. Gulcher was on staff in the Department of Neurology at Beth Israel Hospital in Boston, Massachusetts and Harvard University Medical School from June 1993 to October 1998. Dr. Gulcher received his Ph.D. and M.D. from the University of Chicago in 1986 and 1990, respectively, and completed his neurology residency at the Longwood Program of the Neurology Department of the Harvard Medical School in 1996.

        Mark Gurney, Ph.D. has served as our Senior Vice President, Drug Discovery since October 2003. He joined deCODE in August 2000 and was elected our Vice President, Pharmaceutical Discovery in October 2000 and our Vice President, Drug Development in August 2002. He was formerly Director, Genomics Research at Pharmacia Corporation. Prior to his positions at Pharmacia, Dr. Gurney held academic appointments in the Department of Pharmacological and Physiological Sciences at the University of Chicago and in the Department of Cell, Molecular and Structural Biology at the Northwestern University Medical School. He received his B.A. in Biology from the University of California at San Diego in 1975 and his Ph.D. from the California Institute of Technology in 1980. In 1994, he completed his M.B.A. at Northwestern University's Kellogg School of Management.

        Hakon Hakonarson, M.D., Ph.D. joined deCODE in October 1998 and has served as our Vice President, Clinical Sciences since May 2003. He has also served as our Director of Respiratory, Inflammatory and Pharmacogenomics Research since 1998, as well as Chief Scientific Officer of Encode since 2001. Dr. Hakonarson received his M.D. and Ph.D. from the University of Iceland, School of Medicine. He completed his pediatric residency training at the University of Connecticut in 1992 and subspecialty training in pulmonary medicine at the Children's Hospital of Philadelphia, University of Pennsylvania School of Medicine in 1995. Dr. Hakonarson was an Assistant Professor of Pediatrics at the Children's Hospital and the University of Pennsylvania from 1995 until his relocation to Iceland in 1998.

        Michael W. Young was elected to serve as our Senior Vice President, Business Development in October 2003. Prior to that he had served as our Vice President, Business Development since June 2001. Prior to joining deCODE, Mr. Young had been Vice President of Commercial Development for GTC, a subsidiary of Genzyme Corporation, since 1995. Mr. Young has held marketing, sales and business development positions with other emerging biotech and biopharma companies, including Millipore Corporation, Ventrex Laboratories, Verax Corporation and PerSeptive Biosystems.

Subsequent to military service, Mr. Young completed his BA in biology from Canisius College in 1974, attended the University of Miami and Nova University (MS 1976) and attended graduate school at the Harvard University School of Public Health, Department of Nutrition.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the annual and long-term compensation for services to us for each of the fiscal years ended December 31, 2003, 2002 and 2001 of those persons who served as (i) our chief executive officer during 2003 and (ii) our other four most highly compensated executive officers who were serving as such as of December 31, 2003 (the "Named Executive Officers").

						Long-Term Compensation
	Annual Compensation
Name and Principal Position						Stock Option Awards (Number of Shares)	All Other Compensation
	Year	Salary(1)	Bonus
Kari Stefansson Chairman, President and Chief Executive Officer	2003 2002 2001	$503,373 443,585 372,597	$	— — 130,000	(3)	600,000 — —		$44,116 67,677 45,062	(2) (2) (2)
Hannes Smarason Former Executive Vice President and Senior Business Officer	2003 2002 2001	$286,678 252,673 204,696	$	— — 71,000	(3)	400,000 — —		— — —
Jeffrey Gulcher Chief Scientific Officer	2003 2002 2001	$236,256 238,110 203,096	$	— 50,000 69,445	(4)	100,000 — —	$	— 11,436 12,215	(2) (2)
Mark Gurney Senior Vice President, Drug Discovery	2003 2002 2001	$212,423 251,707 148,714	$	— — 65,000			$	— 9,030 10,498	(2) (2)
Michael Young(5) Senior Vice President, Business Development	2003 2002 2001	$235,000 235,000 137,083	$	— — 48,500	(4)	— — 100,000		— — —

(1)
Includes, except with respect to Mr. Young (all years presented), Jeffrey Gulcher and Mark Gurney (2003 only), compensation paid in Icelandic kronas. Figures reflect exchange rates of 71.16, 80.77 and, 103.20 Icelandic kronas to $1.00, the exchange rates determined by the Central Bank of Iceland on December 31, 2003, 2002 and 2001, respectively.

(2)
Includes the value of housing and an automobile provided by us for the benefit of the Named Executive Officer.

(3)
Represents bonus paid to individual in December 2002 for services rendered in 2001.

(4)
Represents bonus paid to individual in March 2002 for services rendered in 2001.

(5)
Mr. Young was elected in June 2001.

        The following tables set forth information about options grants to, and option exercises by, our chief executive officer and the Named Executive Officers.

Option Grants in Last Fiscal Year

		Percentage of Total Options Granted to Employess in Fiscal 2003			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted
Name			Exercise or Base Price Per Share	Expiration Date
					5%	10%
Kari Stefansson	600,000	23.51%	$8.96	11/17/13	$3,380,938	$8,567,959
Hannes Smarason	260,000	10.19%	5.63	11/17/13	1,527,499	4,826,073
	140,000	5.49%	7.06	11/17/13	621,599	1,575,255
Jeffrey Gulcher	100,000	3.92%	8.96	11/17/13	563,490	1,427,993
Mark Gurney	120,000	4.70%	8.96	11/17/13	676,188	1,713,592

(1)
The dollar amounts under these columns are the result of calculations assuming that the price of common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price over the option term of 10 years.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2003
	Shares Acquired on Exercise (#)			Value of Unexercised in-the-Money Options at December 31, 2003(1)
Name		Value Realized
			Exercisable/Unexercisable	Exercisable/Unexercisable
Kari Stefansson	—	—	312,501287,499	$0$ 0
Hannes Smarason	—	—	263,890136,110	671,296153,804
Jeffrey Gulcher	—	—	4,16786,160	0 0
Mark Gurney	—	—	105,000123,840	0 0
Michael Young	—	—	67,60332,397	52,05424,946

(1)
Based on the closing price on The Nasdaq Stock Market at December 31, 2003 of $8.19.

Employment Agreements

        At the time of commencement of employment, our executive officers generally receive offer letters specifying basic terms and conditions of their employment. We have entered into an employment agreement with Mr. Young which stipulates that if we terminate his employment other than for "cause": (a) we are required to make a lump sum severance payment to him equal to one year of his base salary then in effect; and (b) options to purchase the lesser of (i) 20,000 shares of our common stock or (ii) the number of shares of our common stock underlying his remaining unvested options, shall become immediately exercisable. Pursuant to the terms of his agreement, Mr. Young's base salary is $235,000 per year, and he is eligible for a bonus at the determination of the Compensation Committee.

        Our executive officers have signed agreements which require them to maintain the confidentiality of our information and to assign inventions to us. These agreements also prohibit these officers from competing with us during the terms of their employment and for a certain period thereafter by engaging in any capacity in any business which is, or on the date of termination of their employment was, competitive with our business.

Defined Contribution Plans

        In accordance with applicable Icelandic law, deCODE contributes to relevant pension organizations for personnel in Iceland. Certain other discretionary contributions may be made. Contributions are based on employee salaries paid and deCODE has no further liability in connection with these plans. Total contributions of $1,744,808 were made for the year ended December 31, 2003.

        Effective December 1, 2001, deCODE adopted a 401(k) plan (the "deCODE 401(k) Plan") available to eligible full-time employees in the United States. Additionally, deCODE's wholly owned subsidiary, MediChem Life Sciences, Inc., sponsors a contribution savings and investment 401(k) plan (the "MediChem 401(k) Plan and collectively with the deCODE 401(k) Plan, the "401(k) Plans") in which employees meeting minimum service requirements are eligible to participate. Pursuant to the 401(k) Plans, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($13,000 in 2004) and have the amount of such reduction contributed to the 401(k) Plan. Each of the 401(k) Plans requires that we make additional matching contributions on behalf of participants at a rate of 50% of employee contributions up to a maximum of 6% of their base salary. Contributions by employees to the 401(k) Plans and income earned on such contributions are not taxable to employees until withdrawn from the 401(k) Plans. deCODE made contributions of $32,854 in the year ended December 31, 2003 to the deCODE 401(k) Plan. In 2003 deCODE contributed $155,146 to the MediChem 401(k) Plan.

Compensation Committee Report

        The Compensation Committee of the Board of Directors is responsible for reviewing and approving matters concerning compensation of employees and officers of the Company. The Compensation Committee also administers the 1996 Equity Incentive Plan, as amended, and the 2002 Equity Incentive Plan. The Compensation Committee establishes compensation policies for the Chief Executive Officer. The Chief Executive Officer recommends compensation packages for the remaining officers, which the Compensation Committee reviews and approves or denies.

Compensation Philosophies

        deCODE's executive compensation structure is designed to attract, retain and award executives capable of leading deCODE to meet its business objectives and to motivate executives to enhance long-term stockholder value.

        deCODE seeks to provide competitive salaries based upon individual performance together with cash bonuses, where appropriate, based on its overall performance relative to its corporate objectives, and the executive's individual contributions and teamwork. In addition, the Compensation Committee will typically grant stock options to an executive upon the commencement of the executive's employment in order to strengthen the interest between such executive and deCODE's stockholders and to give the executive the opportunity to reach the top compensation levels of the market depending upon deCODE's performance, as reflected in the market price of the common stock.

        For 2003, executive compensation for executives consisted primarily of salary and stock option grants. The following describes in more detail the elements of compensation, which are part of the Compensation Committee's policies.

Base Salaries

        Base salaries for executives are determined annually by reviewing three key areas: (1) the pay practices of companies of similar size, market capitalization and industry; (2) the skills and performance level of the individual executive relative to targeted performance criteria; and (3) deCODE's actual performance. In making his recommendations to the Compensation Committee, the Chief Executive Officer reviews information about salary, bonus and stock awards in related industries. Based in part on this information, the Chief Executive Officer generally considers changes to existing base salaries, at levels comparable to those established by other emerging genomics and biopharmaceutical companies. Annual salary adjustments are made, if necessary, to maintain salaries at competitive levels, taking into account each executive's experience and individual performance, and to maintain an equitable relationship between executive salaries and overall salaries for other employees. Base salaries for new executive officers are determined with reference to such industry surveys and by evaluating the responsibilities of the position held and the experience of the individual. In light of deCODE's cost containment measures in 2003, base salaries for our executives for the year ended December 31, 2003, did not increase over the prior year (although the U.S. dollar value of salaries denominated in Icelandic krona increased as a result of changes in the exchange rate).

Cash and Stock Bonuses

        Cash and stock bonuses are used on an exceptional basis to attract, retain and motivate executives. When bonus payments are made, the executive's bonus is based on deCODE's achievement of its major corporate objectives and the executive's achievement of individual objectives and the contribution of the executive to the overall success and achievements of deCODE and its management team.

Stock Options

        The Compensation Committee believes that stock options are an excellent long-term incentive for executives that aligns executive and stockholder interests and assists in retention of key officers and employees. Stock options granted under deCODE's 1996 Equity Incentive Plan, as amended, and 2002 Equity Incentive Plan generally vest over four years. The Compensation Committee has linked, and may in the future determine to more closely link, the vesting of stock options with an executive's achievement of a particular objective.

        When determining stock option awards, the Compensation Committee considers the executive's responsibilities and anticipated contributions to meeting deCODE's long-term strategic performance goals, his or her position with deCODE and industry practice in companies of similar size, market and capitalization. The direct link between the value of a stock option to an executive and an increase in the price of the common stock makes stock option awards an important method for aligning executive compensation with stockholder value.

        Executive officers received options to purchase an aggregate of 1,220,000 shares of our common stock in 2003.

Chief Executive Officer Compensation

        Kari Stefansson's compensation is determined by the Compensation Committee without Dr. Stefansson's participation, based upon the same factors as those used by management for other executives. Dr. Stefansson participates in the same compensation arrangements available to the other senior executives. deCODE also provides Dr. Stefansson with housing in Reykjavik, Iceland as part of his compensation package. In addition, Dr. Stefansson is provided with automobile benefits. Accordingly, his compensation consists of an annual base salary, a potential cash bonus, housing and an automobile. The Compensation Committee's general approach in establishing Dr. Stefansson's compensation is to be competitive with the compensation paid to chief executive officers in peer companies, but to have a significant percentage of his compensation based upon performance criteria established by the Compensation Committee.

        Kari Stefansson's compensation for the year ended December 31, 2003 included $503,373 in salary, based on an exchange rate of 71.16 Icelandic kronas to U.S. $1.00 on December 31, 2003 and options to purchase 600,000 shares of common stock at an exercise price equal to the closing price of the stock on the day prior to the date of the grant of the option. In determining this compensation, the Compensation Committee reviewed Dr. Stefansson's salary in relation to the salaries of other chief executive officers at emerging biopharmaceutical companies and deCODE's achievement of certain goals, including continued research and development efforts with respect to its product candidates, the achievement of research collaboration milestones, the establishment of new collaborative relationships and the implementation of cost containment measures. Dr. Stefansson's base salary in 2003 denominated in Icelandic krona did not change from his base salary in 2002. The value of the housing and automobile provided to Dr. Stefansson in 2003 was $44,116 based on an exchange rate of 71.16 Icelandic kronas to U.S. $1.00 on December 31, 2003.

Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income deduction to public companies for certain compensation over $1,000,000 paid to the company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee intends to review the potential effects of Section 162(m) periodically and intends to structure its stock option grants and certain other equity-based awards in a manner that is intended to avoid disallowances under Section 162(m) of the Code unless the Compensation Committee believes that such compliance would not be in the best interests of deCODE or its stockholders.

Respectfully submitted, Compensation Committee Terrance G. McGuire Jean-Francois Formela

Compensation Committee Interlocks and Insider Participation

        The current members of our Compensation Committee are Mr. McGuire and Dr. Ando. During 2003 our Compensation Committee consisted of Mr. McGuire and Dr. Formela. Mr. McGuire served as deCODE's assistant secretary from January 1998 until October 2000. Otherwise, no member of the current Compensation Committee or the Compensation Committee as constituted in 2003 was at any time during 2003, or formerly, an officer or employee, and no member of the current Compensation Committee or the Compensation Committee as constituted in 2003 had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act of 1934, as amended. No executive officer has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director of deCODE or a member of our Compensation Committee.

Relative Stock Performance

        Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the Nasdaq Composite Index and the Nasdaq Biotechnology Index for the period commencing July 18, 2000 (the first day our common stock began trading on the Nasdaq National Market) and ended December 31, 2003.

	July 18, 2000	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003
deCODE genetics, Inc.	$100.00	58.34	54.45	10.28	45.50
Nasdaq Composite Index	$100.00	57.80	45.63	31.25	46.87
Nasdaq Biotechnology Index	$100.00	83.51	69.98	38.26	55.76

        The graph assumes $100 was invested on July 18, 2000 in our common stock and each of the indices, and that dividends were reinvested. No cash dividends have been declared on our common stock as of December 31, 2003. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

        The preceding performance graph, the Compensation Committee report and the Audit Committee report contained in this Proxy Statement are not to be incorporated by reference into filings we have made or may make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other filings we have made or may make under those statutes.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information as of August 31, 2004, except as otherwise noted, regarding the beneficial ownership of our common stock by (i) each current director, (ii) each Named Executive Officer, (iii) all of our directors and executive officers as a group, and (iv) each person known to be the beneficial owner of more than five percent of the outstanding shares of the common stock.

Name And Address Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Outstanding Common Stock(2)
SAPAC Corporation Ltd(3) 124 Grenzacherstrasse CH-4070 Basel	3,951,334	7.2%
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD	5,514,203	10.1%
Kari Stefansson(5) c/o deCODE genetics, Inc. Sturlugata 8 IS-101 Reykjavik, Iceland	3,294,043	6.0%
Jeffrey Gulcher(6)	394,117	*
Mark Gurney(7)	153,125	*
Hannes Smarason(8)	622,690	1.1%
Michael Young(9)	85,602	*
Göran A. Ando(10)	6,667	*
J. Neal Armstrong(11)	20,000	*
James Beery(12)	6,667	*
Jean-Francois Formela(13)	20,000	*
Terrance G. McGuire(14)	117,236	*
Sir John Vane(15)	100,000	*
All directors and executive officers as a group (12 persons)(16)	4,372,985	7.9%

*
Comprises less than one percent of the outstanding common stock.

(1)
The number of shares beneficially owned by the individuals and entities listed in the table is determined in accordance with the rules of the United States Securities and Exchange Commission, and may not be conclusive as to ownership of those securities for any other purpose. Under those rules, an individual (or entity) is deemed to beneficially own shares of common stock as to which the individual currently has certain sole or shared powers or as to which the individual can acquire such powers within 60 days by the exercise of any option, warrant or other right. We have been advised that each stockholder listed in the table has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes below.

(2)
Applicable percentage of ownership is based on 54,523,043 shares of common stock outstanding on August 31, 2004.

(3)
As set forth in a Schedule 13G/A, dated March 19, 2004, filed by SAPAC Corporation Ltd. ("SAPAC"). SAPAC is successor-in-interest to Roche Finance Ltd. Includes 416,667 shares of common stock issuable upon exercise of warrants owned by SAPAC. Roche Holdings Ltd exercises voting and investment control over the shares held by SAPAC.

(4)
As set forth in Schedule 13G/A, dated July 9, 2004, filed by T. Rowe Price Associates, Inc. These securities are owned by various individuals and institutional investors, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)
Includes 368,751 shares of common stock issuable upon exercise of options held by Dr. Stefansson.

(6)
Includes 22,917 shares of common stock issuable upon exercise of options held by Dr. Gulcher.

(7)
Represents shares of common stock issuable upon exercise of options held by Mr. Gurney.

(8)
Includes (a) 300,000 shares of common stock of Fjarfestingarfelagid Primus ehf, of which Mr. Smarason is the sole shareholder, and (b) 302,786 shares of common stock issuable upon exercise of options held by Mr. Smarason.

(9)
Represents shares of common stock issuable upon exercise of options held by Mr. Young.

(10)
Represents shares of common stock issuable upon exercise of options held by Dr. Ando.

(11)
Represents shares of common stock issuable upon exercise of options held by Mr. Armstrong.

(12)
Represents shares of common stock issuable upon exercise of options held by Mr. Beery.

(13)
Represents shares of common stock issuable upon exercise of options held by Dr. Formela.

(14)
Includes (a) 97,236 shares of common stock held by Terrance McGuire TTEE, Terrance McGuire Trust—1999, and (b) 20,000 shares of common stock issuable upon exercise of options held by Mr. McGuire.

(15)
Includes 70,000 shares of common stock issuable upon exercise of options held by Sir John.

(16)
Includes an aggregate of 3,433,905 shares of common stock and 938,398 of shares of common stock underlying warrants and stock options granted to all directors and executive officers as a group which will have vested within sixty days after August 31, 2004 (of which 10,859 shares of common stock and 164,669 shares of common stock underlying options are held by executive officers who are not named executive officers).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On November 1, 2003, principal and accrued interest in the amount of $1,846,338 under a promissory note from Hannes Smarason, who was until June 2004 our Executive Vice President and Senior Business Officer, which was delivered to us in 1999 in connection with Mr. Smarason's early exercise of a stock option for 260,000 shares of common stock and was secured by a pledge of such shares, became due. On November 3, 2003, and in accordance with the terms of the note, we applied 240,096 shares of the pledged stock (valued at $1,846,000 based on the opening price on the Nasdaq Stock Market on November 3, 2003) to payment of principal and interest due on the note.

        On December 31, 2003, Mr. Smarason paid in full the outstanding principal and interest in the amount of $70,798 under a note he delivered to us in 1998 in connection with his early exercise of a stock option.

        In January 2004, Mr. Smarason acquired an ownership interest in Icelandair, the only regularly-scheduled commercial airline serving Iceland. During the period from January 1, 2004 until Mr. Smarason's resignation from deCODE, we incurred charges to Icelandair of approximately $435,940 for business travel by our officers and employees. We believe that the rates charged us by Icelandair are no less favorable than those it charges other customers.

        In June 2004, Mr. Smarason resigned as our Executive Vice President and Senior Business Officer. On June 18, 2004, deCODE and Mr. Smarason entered into an agreement pursuant to which deCODE agreed to continue to pay Mr. Smarason his then current salary, and Mr. Smarason agreed to provide consulting services to deCODE, until December 31, 2004. Pursuant to the terms of our 2002 Equity Incentive Plan, Mr. Smarason's stock options will continue to vest, and the exercise period of such options will be extended, for so long as he serves as a consultant.

        Kari Stefansson, our Chairman, Chief Executive Officer and President, and Mr. Smarason are beneficial owners of 17.8% and 19.7%, respectively, of the outstanding shares of Prokaria ehf., an Icelandic company. Pursuant to an agreement between us and Prokaria, we are entitled to receive royalties on any revenues Prokaria may receive from a patent application we transferred to Prokaria. In addition, we agreed to provide certain sequencing and advisory services to Prokaria. During the fiscal year ended December 31, 2003, we recognized $7,406 in revenue with respect to such services.

        Covington & Burling, a law firm of which Mr. Beery serves as Senior Of Counsel, provided legal services to us during the fiscal year ended December 31, 2003.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Deloitte & Touche LLP ("Deloitte") to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2004. Representatives of Deloitte are expected to be present at the Annual Meeting to respond to appropriate questions from our stockholders. They will be given the opportunity to make a statement if they wish to do so.

        If the stockholders do not ratify the Audit Committee's decision to appoint Deloitte, it may reconsider its selection. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for ratification.

        PricewaterhouseCoopers, LLP ("PwC") served as our independent registered public accounting firm for the fiscal year ended December 31, 2003. Representatives of PwC are not expected to be present at the Annual Meeting.

        The following table summarizes the fees paid or payable to PwC for services rendered for the fiscal years ended December 31, 2003 and December 31, 2002:

Type of Fees	Fiscal Year Ended December 31, 2003	Fiscal Year Ended December 31, 2002
Audit Fees	$760,103	$973,206
Audit-Related Fees	86,840	456,995
Tax Fees	127,435	264,545
All other Fees	0	0

Total Fees	$974,378	$1,694,746

        The caption "audit fees" are fees we paid PwC for professional services for the audit of our financial statements included in our Form 10-K, review of our financial statements included in our

Form 10-Qs and for the issuance of comfort letters and/or consents in connection with registration statements. "Audit-related fees" are fees billed by PwC for grant audits, statutory audits, mergers and acquisitions and consultations. "Tax fees" are fees for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by Independent Accountants

        The Audit Committee has adopted policies and procedures relating to the approval of all audit and legally permissible non-audit services provided by the independent accountants. Pursuant to this policy, all services to be performed by the independent accountant must be approved by the Audit Committee in advance. Pre-approval is generally provided for up to one year as to a detailed list of services, subject to a budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated the authority to each of its members to pre-approve services that exceed the budgeted amounts or that were not previously pre-approved when time constraints do not permit pre-approval by the full Audit Committee. Any such pre-approvals must be reported to the Audit Committee as its next meeting.

        The Audit Committee pre-approved all services performed by the independent accountants during 2002 and 2003.

Change in Accountants

        On August 19, 2004, PwC resigned as our independent registered public accounting firm. The resignation was the sole decision of PwC and was neither approved nor recommended by the Audit Committee.

        PwC's reports on our financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, PwC's reports on our 2003 and 2002 financial statements included an explanatory paragraph, which paragraph disclosed that effective January 1, 2002 we changed our method of recognizing milestone revenue.

        During our fiscal years ended December 31, 2003 and 2002 and the period from January 1, 2004 through August 19, 2004, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years and (ii) except as set forth in the immediately following paragraph, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

        In connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2002, PwC advised the Audit Committee of certain matters representing reportable conditions with respect to our internal controls over financial reporting. These reportable conditions were disclosed in Item 14(a) of deCODE's Annual Report on Form 10-K for 2002, which Item 14(a) of such Annual Report is incorporated herein by reference. We took a number of corrective actions to address these matters in 2003. In connection with the audit of our financial statements for the fiscal year ended December 31, 2003 and the review procedures performed with respect to our financial statements for the quarterly periods ended March 31 and June 30, 2004, PwC advised the Audit Committee of a reportable condition with regard to our period-end financial closing procedures, namely enhancing existing closing procedures to include the implementation of more detailed and thorough review procedures. We have taken a number of corrective actions to address these matters and management expects to complete its remediation efforts in 2004.

        On September 10, 2004 the Audit Committee appointed Deloitte to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2004. During deCODE's two most recent fiscal years and the period from the end of the most recent fiscal year to the date of appointment of Deloitte, neither deCODE nor anyone acting on its behalf consulted with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on deCODE's financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Board of Directors recommends that you cast your vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Based solely upon our review of the copies of such Forms 3 and 4 we have received during the most recent fiscal year and Form 5 and amendments thereto furnished to us, we believe that all of our directors, officers and greater than 10% stockholders have timely filed all required reports except that Hakon Hakonarson and J. Neal Armstrong inadvertently filed their Forms 3 late.

OTHER MATTERS

        The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

        The accompanying proxy is being solicited by our Board of Directors. We will bear all costs of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by our regular employees, either personally or by telephone or telegraph. We intend to request banks and brokers holding shares of our common stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. We will reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

        The information in this Proxy Statement refers to deCODE genetics, Inc., a Delaware corporation, its wholly-owned subsidiaries, Islensk erfdagreining ehf., and MediChem Life Sciences, Inc., and their wholly-owned subsidiaries.

        Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

        WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF OUR STOCKHOLDERS OF RECORD ON SEPTEMBER 2, 2004, UPON WRITTEN REQUEST MADE TO TANYA ZHAROV AT OUR OFFICES LOCATED AT STURLUGATA 8, IS-101 REYKJAVIK, ICELAND OR KRISTI LANIER AT OUR OFFICES LOCATED AT 1000 WINTER STREET, SUITE 3100, WALTHAM, MASSACHUSETTS 02451. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

By Order of the Board of Directors,
KARI STEFANSSON Chairman, Chief Executive Officer and President
Dated: September 13, 2004

APPENDIX I
deCODE genetics, Inc.
AUDIT COMMITTEE CHARTER

I.    PURPOSE

        The primary function of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes and the audits of the financial statements of the Company.

II.    MEMBERSHIP

        The Committee shall consist of at least three members of the Board of Directors (the "Board"), each of whom shall: (i) be "independent," as determined in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market ("Nasdaq") or any other applicable exchange or market; (ii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; (iii) be able to read and understand fundamental financial statements; and (iv) serve at the pleasure of the Board upon the recommendation of the Nominating Committee. The foregoing notwithstanding, one non-independent director may serve on the Committee pursuant to the "exceptional and limited circumstances" exception under Nasdaq rules, provided, however, that such director may not serve (i) for more than two years, or (ii) as chairperson of the Committee.

        At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. A member of the Committee who is an "audit committee financial expert" within the meaning of rules adopted by the SEC shall be deemed to satisfy this requirement.

        The Board shall appoint a Committee member to serve as the chairperson of the Committee.

        To the extent permitted by applicable laws and regulations, the Committee may from time to time delegate to any of its members who are "independent" as determined in accordance with the rules and regulations of the SEC and Nasdaq or any other applicable exchange or market any of its responsibilities and authority, including without limitation its authority to pre-approve all audit and audit related services and non-audit services provided by the independent accountant, provided that the member to whom such authority is delegated must report to the Committee at its next scheduled meeting any actions taken or decisions made pursuant to such delegation.

III.    MEETINGS

        The Committee shall meet at least once per fiscal quarter, or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and to provide pertinent information as necessary.

IV.    RESPONSIBILITIES AND AUTHORITY

        The Committee shall have the specific responsibilities and authority necessary to comply with Rule 10A-3(b)(2) through (5) of the Securities Exchange Act of 1934 concerning: (i) the appointment, compensation, retention and oversight of the independent accountant, and (ii) complaints relating to accounting, internal accounting controls or auditing matters.

        In meeting its responsibilities, the Committee shall:

  1.
  Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board.

  2.
  Review at least annually the effectiveness of the Committee and review and update the Committee's charter as necessary.

  3.
  Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the independent accountant regarding financial reporting).

  4.
  Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

  5.
  Inquire of management, the director of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

  6.
  Review and discuss with the independent accountant and the director of internal auditing the audit scope and plan of the internal auditors and the independent accountant.

  7.
  Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

  8.
  Review with the director of internal auditing and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  9.
  Consider and review with the independent accountant and the director of internal auditing:

  (a)
  The adequacy of the Company's internal controls including computerized information system controls and security; and

  (b)
  Any related significant findings and recommendations of the independent accountant and internal auditor together with management's responses thereto.

  10.
  Review with management and the independent accountant at the completion of the annual examination:

  (a)
  The Company's annual financial statements and related footnotes;

  (b)
  The independent accountant's audit of the financial statements and its report thereon;

  (c)
  Any significant changes required in the independent accountant's audit plan;

  (d)
  Any serious difficulties or disputes with management encountered during the course of the audit;

  (e)
  Any deficiency in, or suggested improvements to, the procedures or practices employed by the Company as reported by the independent account in its annual management letter; and

  (f)
  Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

  11.
  Consider and review with management and the director of internal auditing:

  (a)
  Significant findings during the year and management's responses thereto;

    (b)
    Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

    (c)
    Any changes required in the planned scope of their audit plan;

    (d)
    The internal auditing department's budget and staffing;

    (e)
    The internal auditing department's responsibilities; and

    (f)
    The internal auditing department's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

  12.
  Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

  13.
  Review with management, the independent accountant, and the director of internal auditing each interim financial report before it is filed with the SEC or other regulators.

  14.
  Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

  15.
  Review with the director of internal auditing and the independent accountant the results of their review of the Company's monitoring compliance with the Company's code of conduct.

  16.
  Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

  17.
  Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

  18.
  Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

  19.
  Prepare and provide a report for inclusion in the Company's annual proxy statement and any other disclosures required by SEC rules and regulations.

  20.
  Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, as circumstances require.

  21.
  Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  22.
  Pre-approve all audit and audit related services and non-audit services provided by the independent accountant, as required under applicable law and the Nasdaq and SEC rules and regulations.

  23.
  Obtain and review, at least annually, a report from the independent accountant describing: (i) its internal quality control procedures; and (ii) any material issues raised by its internal quality control reviews, by peer reviews of the independent accountant, or by any governmental or other inquiry or investigation relating to the audit of the Company.

  24.
  Review with the independent accountants, as required by the rules and regulations of the SEC: (i) all critical accounting policies and practices used by the Company; (ii) all alternative treatments within the generally accepted accounting principles for policies and practices related to material items that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant; and (iii) all material written communications between the independent accountant and management.

  25.
  Review and approve any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statements of the Company.

  26.
  Review the performance of the independent accountant, who shall report directly and be accountable to the Committee.

  27.
  Obtain from the independent accountant assurance that it has complied with SEC rules and regulations.

  28.
  Monitor partner rotation of the independent accountant and the hiring of former employees of the independent accountant in accordance with applicable laws and Nasdaq and SEC rules and regulations.

  29.
  Monitor the independent accountant's compliance with records retention requirements in accordance with applicable laws and Nasdaq and SEC rules and regulations.

  30.
  Review all related party transactions as required by applicable laws and Nasdaq and SEC rules and regulations.

  31.
  Review at least annually the independence of the independent accountant, including a review of the services provided by the independent accountant and related fees, consistent with applicable laws and Nasdaq and SEC rules and regulations.

  32.
  Request from the independent accountant a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independent Standards Board Standard No. 1, and discuss with the independent accountant any disclosed relationships or services that may impact the objectivity and independence of the independent accountant.

  33.
  Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented.

  34.
  Review and discuss with management the Company's financial results, including a draft of the earnings press releases, prior to the issuance of the Company's quarterly and year-end earnings press release.

  35.
  Review and discuss with management and the independent accountant all significant matters related to the independent accountant's review of the unaudited quarterly financial statements, prior to the Company's issuing the quarterly earnings press release.

  36.
  Review with the independent accountants and management the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent accountants or management), accounting practices, and disclosure controls and procedures (and management reports thereon) of the Company.

  37.
  Review the determinations made by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's Forms 10-K and Forms 10-Q about (i) any significant deficiencies in the design or operation of internal controls or material weakness therein, (ii) any fraud involving management or other associates who have a significant role in the Company's internal controls and (iii) any significant changes in internal controls or in other factors that could significantly affect internal controls.

  38.
  Reviewing management's annual report on internal control over financial reporting and the attestation report of the independent accountants thereon.

  39.
  Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board.

  40.
  Be authorized to engage independent counsel, accountants and other advisers, as the Committee determines necessary to carry out its duties.

  41.
  Have the appropriate funding, as determined by the Committee, for payment of: (i) compensation to any independent accountant; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

deCODE genetics, Inc.

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
2004 ANNUAL MEETING OF STOCKHOLDERS—October 7, 2004

        The undersigned hereby appoints Kári Stefánsson and Tanya Zharov, and each of them, with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock, par value U.S. $.001 per share, of deCODE genetics, Inc. a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Stockholders, to be held at the offices of deCODE genetics, Inc., 2501 Davey Road, Woodridge, IL on Thursday, October 7, 2004 at 9:00 A.M. local time and at any adjournment or postponement thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement dated September 13, 2004, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

        This proxy is being solicited by the Board of Directors of deCODE genetics,Inc. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE. (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)

DETACH PROXY CARD HERE

☐	Please sign, date and return this proxy in the enclosed postage prepaid envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.
1.	Election of Directors
	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS	☐
NOMINEES: Class II—Kári Stefánsson and Terrance G. McGuire

(INSTRUCTIONS: To withhold authority to vote for one of the nominees, mark the "Exceptions" box and write the nominee's name in the space provided below. Please indicate your preference by marking only one box above.)
*Exceptions _______________________________
		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2004.	☐	☐	☐
I/WE PLAN TO ATTEND THE MEETING	☐
To change your address, please mark this box.	☐
To include any comments, please mark this box.	☐
SCAN LINE

NOTE: Please date and sign this proxy card exactly as your name appears hereon. In the case of joint owners, each joint owner should sign. When signing in a fiduciary or representative capacity, please give your full title. If this proxy card is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.
Date Share Owner sign here Co-Owner sign here
_______ _________________ _________________

QuickLinks

Notice Of Annual Meeting Of Stockholders To Be Held on October 7, 2004
Proxy Statement For Annual Meeting
PROPOSAL 1
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
APPENDIX I deCODE genetics, Inc. AUDIT COMMITTEE CHARTER